                                                                    EXHIBIT 99.2

                                 ARTECON, INC.
                  6305 EL CAMINO REAL, CARLSBAD, CA 92009-1606

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE SPECIAL MEETING OF SHAREHOLDERS OF ARTECON, INC.
                         TO BE HELD ON MARCH 31, 1998.

                                     PROXY

     The undersigned hereby appoints James L. Lambert, Tesfaye Hailemichael and Pamela L. Lambert, and each of them, with full power of substitution, as proxy of the undersigned, to attend the Special Meeting of Shareholders of Artecon, Inc. (the "Company") to be held at the principal executive offices of the company located at 6305 El Camino Real, Carlsbad, CA 92009 at 9:00 a.m., local time on March 31, 1998, and at any and all adjournments thereof, and to vote all Common Stock and Preferred Stock of the Company, with all powers the undersigned would possess if personally present at the meeting.

     THIS PROXY WILL BE VOTED OR WITHHELD FROM BEING VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED FOR APPROVAL OF THE MERGER (AS SPECIFIED ON THE REVERSE SIDE). THIS PROXY CONFERS AUTHORITY FOR THE ABOVE NAMED PERSONS TO VOTE IN HIS DISCRETION WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE OF THE MEETING ACCOMPANYING THIS PROXY AND SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT ON HIS BEHALF AT THE MEETING, OTHER THAN THE PERSON DESIGNATED IN THIS FORM OF PROXY, SUCH RIGHT MAY BE EXERCISED BY INSERTING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED.

                  (continued and to be signed on reverse side)

[X]  Please mark votes as in this example.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

     Approval and adoption of the Agreement and Plan of Merger and Reorganization dated as of December 22, 1997 (the "Reorganization Agreement"), among Artecon, Inc. ("Artecon"), Storage Dimensions, Inc. ("Storage Dimensions") and Storage Acquisition Corp., a newly formed California corporation and wholly owned subsidiary of Storage Dimensions ("Merger Sub"), and the merger of Merger Sub with and into Artecon whereby Merger Sub will cease to exist and Artecon will become a wholly owned subsidiary of Storage Dimensions, all as more fully described in the Joint Proxy Statement dated March 9, 1998.

         FOR                AGAINST             ABSTAIN
         [ ]                   N                   N

                                              MARK HERE FOR ADDRESS CHANGE AND
                                              NOTE AT LEFT  [ ]

                                              Please sign, date and return the
                                              proxy card promptly in the
                                              enclosed envelope.

                                              NOTE: Please sign, exactly as name
                                              appears hereon. When signing as
                                              executor, administrator, attorney,
                                              trustee or guardian please give
                                              your full title as such. If a
                                              corporation, please sign in full
                                              corporation name by president or
                                              other authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person. If a joint tenancy, please
                                              have both tenants sign.

                                              Signature:   Date: __

                                              Signature:   Date: __